UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 21, 2003

                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      001-13549                    95-4359228
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)




                              11108 NE 106th PLACE
                           KIRKLAND, WASHINGTON 98033
          (Address of principal executive offices, including zip code)

                                ( 425-869-7410 )
              (Registrant's telephone number, including area code)

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ITEM 5. CHANGE OF  EXPIRATION  DATE AND  EXERCISE  PRICE OF WARRANTS OF AMERICAN
        UNITED GLOBAL, INC.

     American United Global, Inc. ("AUGI") has extended the term of AUGI's publicly traded common stock purchase warrants ("Warrants") from July 31, 2003 to July 31, 2004. There are 920,000 Warrants outstanding with an exercise price of $1.00. Pursuant to the reverse stock split of one-for-twenty-five declared on December 17, 2001, each twenty-five warrants plus twenty-five dollars are execisable for one common share.

     SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                               AMERICAN UNITED GLOBAL, INC.



                                               By: /s/ David M. Barnes
                                               -----------------------
                                               David M. Barnes
                                               Chief Financial Officer



Dated: July 30, 2003